UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K/A
(Amendment No. 1)
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021 (December 22, 2020)
________________________
Bally's Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

Bally’s Corporation (the “Company”) completed its acquisition of Eldorado Resort Casino Shreveport (“Shreveport”) from Caesars Entertainment, Inc. on December 23, 2020 and had previously acquired the outstanding equity securities of IOC-Kansas City, Inc. (subsequently rebranded “Casino KC”) and Rainbow Casino-Vicksburg Partnership, L.P. (subsequently rebranded “Casino Vicksburg,” and together with Shreveport and Casino KC, the "Acquired Companies") from Eldorado Resorts, Inc. on July 2, 2020. This Amendment No. 1 files the required financial statements and pro forma financial information of the Acquired Companies and should be read in conjunction with the Company’s December 29, 2020 Current Report on Form 8-K and the Company’s other SEC filings.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of business acquired.

The audited financial statements of Shreveport as of and for the years ended December 31, 2019 and 2018 and the notes related thereto are filed as Exhibit 99.2 hereto.

The unaudited financial statements of Shreveport as of and for the nine months ended September 30, 2020 and 2019 and the notes related thereto are filed as Exhibit 99.1 hereto.

(b)Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2020 and the unaudited pro forma condensed combined statements of income of the Company for the year ended December 31, 2019 and the nine months ended September 30, 2020, in each case giving pro forma effect to the Company's acquisition of all outstanding equity securities of the Acquired Companies and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)Exhibits.
The following exhibits are filed herewith:

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, dated February 12, 2021
99.1	Unaudited Financial Statements of Shreveport as of and for the nine months ended September 30, 2020 and 2019 and the notes related thereto
99.2	Audited Financial Statements of Shreveport as of and for the years ended December 31, 2019 and 2018 and the notes related thereto
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of Bally's Corporation as of September 30, 2020 and Unaudited Pro Forma Condensed Combined Statements of Income of Bally's Corporation for the years ended December 31, 2019 and 2018 and the nine months ended September 30, 2020 and 2019, in each case giving pro forma effect to the Company’s acquisition of all the outstanding equity securities of Shreveport and the notes related thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: February 12, 2021